UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 2, 2004


             Zone 4 Play, Inc. (Formerly Old Goat Enterprises, Inc.)
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                         333-91356               98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



             103 Foulk Road, Suite 202, Wilmington, Delaware 19803
             ------------------------------------------------------
             (Address of principal executive offices and Zip Code)

                   4526 Neville Street, Burnaby, B.C. V5J 2G8
           -----------------------------------------------------------
          (Former address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code (302) 691-6177


Item 4. Changes in Registrant's Certifying Accountant.


On February 5, 2004, we appointed Ernst & Young, Israel ("E&Y") as our new principal independent accountants with the approval of our Board of Directors. Accordingly, we dismissed Peach Goddard Chartered Accountants on February 5, 2004. Peach Goddard has acted as our principal independent accountant since the inception of our company in April 2002.


During our recent fiscal year ended March 31, 2003, and the subsequent interim period through February 5, 2004, the date of Peach Goddard's dismissal and the date of E&Y's appointment, there were no disagreements with Peach Goddard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The report on the financial statements prepared by Peach Goddard for the fiscal year ended March 31, 2003 was, however, modified as to uncertainty as the report contained a modifying paragraph with respect to our ability to continue as a going concern.


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We provided  Peach Goddard with a copy of this Current  Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Peach Goddard, dated February 5, 2004, is attached to this Form 8-K as an exhibit.


In connection with the fiscal year ended March 31, 2003 and the subsequent interim period through February 5, 2004, E&Y was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements. In connection with the fiscal year ended March 31, 2003 and the subsequent interim period through February 5, 2004 preceding the change in accountants, E&Y did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to the accounting, auditing or financial reporting issues.


Item 5. Other Events and Regulation FD Disclosure


On February 2, 2004, we consummated the purchase of 100% of the outstanding common stock of Zone 4 Play, Inc., a Delaware corporation pursuant to a Stock Purchase Agreement entered into between the parties on December 18, 2003 (the "SPA"), whereby we issued 10,426,190 shares of its common stock to the shareholders of Zone 4 Play, Inc. in exchange for 100% of the issued and outstanding shares of the common stock of Zone 4 Play, Inc. As a result of this acquisition, Zone 4 Play, Inc. becomes a wholly-owned subsidiary of the Registrant. The transactions contemplated under the SPA were approved by the written consent of a majority of our shareholders on December 22, 2003.


On December 22, 2003, a majority of our shareholders approved a change in our name to "Zone 4 Play, Inc." On February 5, 2004, we filed a Certificate of Amendment with the Nevada Secretary of State changing our name to "Zone 4 Play, Inc."


Pursuant to the terms of the SPA, on February 2, 2004, Lois Meisinger resigned her position as Chief Executive Officer and President of the Registrant, and Laurel Blanchard resigned her position as Chief Financial Officer of the Registrant. On February 2, 2004, the Board of Directors appointed Shimon Citron Chief Executive Officer and President, Haim Tabak, Chief Operating Officer, Uri Levy, Chief Financial Officer, Erez Lahav, Vice President of Marketing & Business Development, Shachar Schalka, Chief Technology Officer and Gil Levi, Vice President of Research & Development of Registrant, to serve until such time as their re-election, resignation or removal. Ms. Meisinger shall remain as the President of our cosmetics division.

Shimon Citron, President and Chief Executive Officer, Age 48, Mr. Citron is a founder of the company and also acts as the CEO and a Director of the company's wholly owned subsidiaries in Israel and the UK. He has acted in these positions since 2001. From 1999-2001 he was the founder and President of Gigi Media Ltd., a private company based in Israel. From 1994 to 1999 he managed his own private investments in a number of startup companies in Israel.

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Haim Tabak,  Chief Operating  Officer and Vice president of Marketing & Business development, Age 57, joined Zone4Play in January 2003 and held the position of COO and also acted as interim CFO of Zone4Play until handing over this responsibility to Mr. Uri Levy. Prior to joining Zone4Play, Mr. Tabak served as General Manager of Winner.com Ltd, Tel Aviv, Israel, a subsidiary of Winner.com, Inc from March 2000 to December 2002. From January 1998 until December 1999, he held the position of COO in Transtech Systems Ltd, an IT logistics solution provider located in Tel Aviv. Mr. Tabak is a graduate of the Tel Aviv University in Economics and Accounting.

Uri Levy, Chief Financial Officer, Age 34, joined the company in 2003, and is responsible for all its financial activities. Prior to joining the company, Mr. Levy served as VP finance in a state company, and as a comptroller of a communications software company. He began his career in an accounting firm as an accountant specializing in high tech companies. Mr. Levy holds a B.A. in business from Tel Aviv College of Management, and a Masters in Law from Bar Ilan University, and is a certified public accountant in Israel.


Shachar Schalka, Chief Technology Officer, Age 30, has over 5 years experience in Information System engineering from the Ben-Gurion Negev University. Mr. Schalka specializes in the development of business logic platforms based on RDBMS and e-commerce management and auditing tools. Mr. Schalka has held various technical, programming and managerial positions in Taldor Group, Agent Interactive and Zone4Play.


Gil Levi, Vice President of Research & Development, Age 31, Mr. Levi has over 5 years experience in Software Instruction & Design. Mr. Levi has extensive experience in the Gaming Industry with strong background in Cross-Platform game logic development and user interface programming. Prior to Zone4Play, Mr. Levi held the position of CTO for Gigi Media Ltd. as well as senior Software Programming Instructor. Mr. Levi holds a BA degree in Business Management specializing in Computers and Information Systems.


Item 6.  Resignation of Registrant's Directors


Pursuant to the terms of the SPA, on February 2, 2004, Jean Blanchard and Laurel Blanchard resigned as directors of the Registrant without disagreement. The remaining director, Dennis Cox, appointed Shimon Citron and Shlomo Rothman to fill the two vacant positions on February 2, 2004, to serve until their re-election, removal or resignation. Thereafter, Mr. Cox also resigned without disagreement on February 2, 2004. On February 2, 2004, Mr. Citron and Mr. Rothman appointed Oded Zucker to fill the directorship left vacant by Mr. Cox's resignation until his re-election, removal or resignation.

Shimon Citron, Director, Age 48 - Mr. Citron is a founder of the company and also acts as the CEO and a Director of the company's wholly owned subsidiaries in Israel and the UK. He has acted in these positions since 2001. From 1999-2001 he was the founder and President of Gigi Media Ltd., a private company based in Israel. From 1994 to 1999 he managed his own private investments in a number of startup companies in Israel.

Oded Zucker, Director, Age 38 - Mr. Zucker has been the UK Senior Vice President for Prudential Bache Inc. since 1995. He was a co-founder of the Israeli operations for Prudential Bache. He is currently responsible for a team of seven professional personnel and oversees management of over $650 million in assets.


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He is a Registered Representative with the New York Stock Exchange and the NASD.
He is a commodity futures Registered Representative with the NASD. He is also a Director of Nisko Projects Electronics and Communication (1990) Ltd., currently trading on the Tel Aviv Stock Exchange in Israel.


Shlomo Rothman, Director, Age 57 - Mr. Rothman has been the President and CEO of S.R. Consulting Ltd. since February 2002. S.R Consulting is a private company owned by him, and provides financial services for investment banking, mergers and acquisitions and project financing. Prior to February 2002, he was employed with the First International Bank from 1987. He held several senior positions with the bank and acted as the Senior Deputy General Manager, responsible for the retail and commercial banking divisions from January 1999 to his departure in 2002, and the Head of Marketing, Capital Markets and Investments Divisions from 1987 to 1999. He was a Director of the Tel Aviv Stock Exchange from 1989-2000 and a Director of Maalot-Israeli Rating Co. from 1995-2000. He is currently a Director of the Menorah-Gaon Investment House Ltd. and Edmond de Rothschild-Portfolio Management Ltd., both located in Israel.


Item 7. Financial Statements and Exhibits.


     3.1  Certificate of Amendment


     16.1 Letter from Peach  Goddard  Chartered  Accountants  dated  February 5,
          2004.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Zone 4 Play, Inc. (Formerly Old Goat Enterprises, Inc.)


/s/  Shimon Citron
------------------
     Shimon Citron,
     Chief Executive Officer and President


Date: February 5, 2004


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